UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2010

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On September 1, 2010, representatives of Cheniere Energy Partners, L.P. (“Cheniere Partners”) will make presentations about Cheniere Partners at the UBS 2010 MLP One-on-One Conference.  The presentation also pertains to Cheniere Energy, Inc.  The presentation is attached as Exhibit 99.1 to Cheniere Partner’s Current Report on Form 8-K furnished on August 31, 2010.

The information included in this Item 7.01 of Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number                                Description

99.1
The Cheniere Energy Partners, L.P. presentation to be presented on September 1, 2010 at the UBS 2010 MLP One-on-One Conference (Incorporated by reference to Exhibit 99.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K furnished on August 31, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.	.
/s/ Meg A. Gentle
Meg A. Gentle Senior Vice President and Chief Financial Officer
Date: August 31, 2010

EXHIBIT INDEX

Exhibit
Number                                Description

99.1
The Cheniere Energy Partners, L.P. presentation to be presented on September 1, 2010 at the UBS 2010 MLP One-on-One Conference (Incorporated by reference to Exhibit 99.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K furnished on August 31).